UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): May 15, 2007

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2007, in respect of the administration of three (3) named executive officers’ 2006 Bonus Plans, the Compensation Committee of the Board of Directors of Comverge, Inc., (the “Company”) in accordance with the authority granted it by the Board of Directors, exercised its discretion to waive a condition that the closing of its initial public offering must occur prior to March 31, 2007, in order for certain multipliers to be applied to amounts earned as non-equity incentives for the year ended December 31, 2006. As a result of the waiver of this condition, additional bonuses shall be paid to Robert M. Chiste, Michael D. Picchi, and T. Wayne Wren, in the following amounts, $117,810, $390, and $2,190, respectively. The bonus multiplier is further described in the Company’s Registration Statement on Form S-1 (File No. 333-137813) (the “Registration Statement”) under “Management – Executive Officer Compensation – Compensation Discussion and Analysis – 2006 Bonus Plan.” The following table summarizes the additional bonus amounts payable to Messrs. Chiste, Picchi, and Wren.

Name and Principal Position	Year	IPO Multiplier, Non-Equity Incentive Plan Compensation		Total Non-Equity Incentive Plan Compensation ($) (1)	Total Revised Summary Compensation for Fiscal Year 2006 ($) (2)
Robert M. Chiste Chairman of the Board, Chief Executive Officer and President	2006	$117,810	(3)	$216,493	$1,003,823
Michael D. Picchi Executive Vice-President and Chief Financial Officer	2006	$390	(4)	$5,991	$210,284
T. Wayne Wren Executive Vice-President and General Counsel	2006	$2,190	(5)	$8,916	$243,861

(1)	Amounts reflected in this column are the sum of the IPO Multiplier, Non-Equity Incentive Plan Compensation and the Non-Equity Plan Compensation amounts for such individual as disclosed in the Summary Compensation Table for Fiscal Year 2006 in the Company’s Registration Statement.

(2)	Amounts reflected in this column are the sum of the IPO Multiplier, Non-Equity Incentive Plan Compensation and the Total amount for such individual as disclosed in the Summary Compensation Table for Fiscal Year 2006 in the Company’s Registration Statement.

(3)	Reflects the IPO multiplier amount of 200% of the earned amount under Mr. Chiste’s 2006 Bonus Plan less the earned amount previously paid.

(4)	Reflects the IPO multiplier amount of 150% of earned amount under Mr. Picchi’s 2006 Bonus Plan less the earned amount previously paid.

(5)	Reflects the IPO multiplier amount of 150% of earned amount under Mr. Wren’s 2006 Bonus Plan less the earned amount previously paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:	/s/ Michael Picchi
Name: Title:	Michael Picchi Chief Financial Officer

Dated: May 18, 2007